New Fortress Energy Announces Completion of $400 Million Offering of Class A Common Stock NEW YORK—October 1, 2024-- New Fortress Energy Inc. (Nasdaq: NFE) (“NFE” or the “Company”) announced today that it priced its underwritten public offering of 46,349,942 shares of its Class A common stock, par value $0.01 per share at a public offering price of $8.63 per share. Wesley R. Edens, chairman of the Board of Directors, the Chief Executive Officer and shareholder of the Company, has agreed to purchase 5,793,742 shares in this offering at the public offering price per share and on the same terms as the other purchasers in this offering. The underwriters will not receive any underwriting discount on these shares as they will on any other shares sold to the public in this offering. The offering is expected to close on October 2, 2024, subject to customary closing conditions. The Company intends to use the net proceeds from this offering for general corporate purposes. Morgan Stanley & Co. LLC is acting as joint book-running manager for the offering together with other members of the syndicate. The offering is being made pursuant to the Company’s effective shelf registration statement filed with the Securities and Exchange Commission (the “SEC”). The offering is being made only by means of a prospectus. Prospective investors should read the prospectus in that registration statement and other documents the Company has filed or will file with the SEC for more complete information about the Company and the offering. You may obtain these documents for free by visiting EDGAR on the SEC’s website at www.sec.gov. Alternatively, copies of the prospectus may be obtained from Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014. This press release does not constitute an offer to sell or the solicitation of an offer to buy shares of common stock, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. About New Fortress Energy Inc. New Fortress Energy Inc. (NASDAQ: NFE) is a global energy infrastructure company founded to address energy poverty and accelerate the world’s transition to reliable, affordable, and clean energy. The Company owns and operates natural gas and liquefied natural gas (LNG) infrastructure and an integrated fleet of ships and logistics assets to rapidly deliver turnkey energy solutions to global markets. Collectively, the Company’s assets and operations reinforce global energy security, enable economic growth, enhance environmental stewardship and transform local industries and communities around the world. Cautionary Language Regarding Forward-Looking Statements This press release contains certain statements and information that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication other than historical information are forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance or our projected business results. You can identify these forward-looking statements by the use of forward- looking words such as “expects,” “may,” “will,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these terms or other comparable words. Forward looking statements include, but 111 W 19th Street, 8th Floor New York, NY 10011 are not limited to, statements related to the consummation of the offering or the Company’s anticipated use of the net proceeds from the offering. Such forward-looking statements are necessarily estimates based upon current information and involve a number of risks, uncertainties and other factors, many of which are outside of the Company’s control. Actual results or events may differ materially from the results anticipated in these forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and we undertake no duty to update or revise these forward-looking statements, even though our situation may change in the future. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in the Company’s annual and quarterly reports filed with the Securities and Exchange Commission, which could cause its actual results to differ materially from those contained in any forward-looking statement. # # # Investors ir@newfortressenergy.com Media press@newfortressenergy.com Source: New Fortress Energy Inc.